GOLDMAN SACHS TRUST

Goldman Sachs Single Sector Fixed Income Funds

Class A, Class C, Institutional, Service, Investor,

Class P, Class R and Class R6 Shares (as applicable) of the

Goldman Sachs Emerging Markets Debt Fund

Goldman Sachs Local Emerging Markets Debt Fund

Goldman Sachs High Yield Fund

(the “Funds”)

Supplement dated February 14, 2020 to the

Prospectuses and Summary Prospectuses,

each dated July 29, 2019, as supplemented to date

At a meeting held on February 11-12, 2020, the Board of Trustees of the Goldman Sachs Trust approved to remove the potential to impose redemption fees on the Funds’ shares. As of March 16, 2020 (the “Effective Date”), the Funds will no longer charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 or 60 days, as applicable.

Accordingly, as of the Effective Date, all references to redemption fees in the Funds’ Prospectuses and Summary Prospectuses are deleted in their entirety.

This Supplement should be retained with your Prospectuses and Summary Prospectuses for future reference.

SSFI125FEECHGSTK 02-20